Exhibit 10.1

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

WITH

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

SUPPLEMENTAL INDENTURE

Relating to

AMENDING AND RESTATING THE INDENTURE OF

MORTGAGE AND DEED OF TRUST DATED AS OF APRIL 1,

1932, AS AMENDED

Dated as of January 1, 2023

SUPPLEMENTAL INDENTURE, dated as of January 1, 2023 (this “Supplemental Indenture”), between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a corporation organized and existing under the laws of the State of New York, formerly known as BANKERS TRUST COMPANY, as Trustee under the Indenture hereinafter referred to.

WHEREAS, the Company heretofore executed and delivered to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (hereinafter called the “Trustee”), a certain Indenture of Mortgage and Deed of Trust dated as of April 1, 1932 (the “Original Indenture”), to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture, and the said Indenture has been amended and supplemented by Supplemental Indentures dated as of August 31, 1936, October 1, 1937, March 22, 1939, July 1, 1948, June 1, 1949, October 1, 1949, January 1, 1951, April 1, 1954, March 1, 1957, October 1, 1965, September 1, 1966, August 1, 1968, May 1, 1970, August 1, 1971, April 1, 1972, October 1, 1973, April 1, 1975, January 15, 1977, April 1, 1978, June 4, 1981, January 20, 1983, November 1, 1983, March 1, 1984, June 1, 1984, November 1, 1984, July 1, 1985, November 1, 1985, June 1, 1986, November 15, 1986, January 15, 1987, December 15, 1987, December 13, 1990, April 1, 1993, May 1, 1993, June 1, 1993, July 1, 1999, March 1, 2000, August 1, 2004, October 1, 2004, April 1, 2005, March 1, 2006, December 1, 2007, August 1, 2009, April 1, 2013, September 1, 2014, and September 1, 2015 which Original Indenture as so amended and supplemented is hereinafter referred to as the “Existing Indenture”; and

WHEREAS, Section 108 of the Existing Indenture provides that, subject to certain exceptions not presently relevant, with the consent of the holders of all the outstanding bonds of each series issued under the Existing Indenture prior to the issuance of the bonds of the eighteenth series and with the consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the principal amount of the outstanding bonds of all series issued under the Existing Indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Existing Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provision of the Existing Indenture or of modifying in any manner the rights of the holders of bonds issued under the Existing Indenture; and

WHEREAS, no bonds are presently outstanding which were issued prior to the the issuance of the bonds of the eighteenth series; and

WHEREAS, the Company has obtained the consents of the holders of more than sixty-six and two-thirds percent (66 2/3%) of the principal amount of the outstanding bonds of all series issued under the Existing Indenture; and

WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Existing Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purpose of amending and restating the Existing Indenture (the Existing Indenture, as amended and restated as provided in this Supplemental Indenture is hereinafter referred to as the “Indenture”); and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

PART I

AMENDMENT AND RESTATEMENT OF INDENTURE

The first WHEREAS paragraph and all provisions of the Existing Indenture which follow such paragraph, including, without limitation, the form of bond, the Granting Clauses and Articles I through XVIII of such Existing Indenture, are hereby amended and restated in their entirety to read as set forth in Exhibit A hereto, provided that this restatement shall not, with respect to bonds which are outstanding on the date hereof (1) permit the extension of time or times of payment of the principal of, or any installment of interest on, any bond issued under the Indenture, or a reduction of the principal thereof or the interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any bond issued under the Existing Indenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or instalment of interest on or after the respective dates expressed in any such bond as the date in which the principal of such bond or such instalment of interest is due and payable, or (2) deprive the holder of the lien of the Indenture with respect to any of the property covered thereby, or (3) reduce the percentage of bondholders whose consent is required with respect to the matters specified in the foregoing clauses (1) and (2).

PART II

MISCELLANEOUS

§ 2.1. The Company is lawfully seized and possessed of all the real estate, and other property described or referred to in the Indenture (except properties released from the lien of the Existing Indenture pursuant to the provisions thereof) as presently mortgaged, subject to the exceptions stated therein, such real estate and other property are free and clear of any lien prior to the lien of the Indenture except as set forth in the Granting Clauses of the Indenture and the Company has good right and lawful authority to mortgage the same as provided in and by the Indenture.

§ 2.2. The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture, and this Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions of its acceptance of the trust under the Indenture, as fully as if said terms and conditions were herein set forth at length.

§ 2.3. This Supplemental Indenture sets forth amendments to the Existing Indenture and completely restates the Existing Indenture without any interruption of the lien of the Existing Indenture, which shall continue under the Indenture against the mortgaged and pledged property described in the Indenture. This Supplemental Indenture sets forth the Indenture which states the complete agreement of the parties hereto without any reference to the Existing Indenture.

§ 2.4. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

IN WITNESS WHEREOF, SOUTHERN INDIANA GAS AND ELECTRIC COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS, have caused these presents to be executed in their respective names by their respective Presidents or one or more of their Vice Presidents, Assistant Vice Presidents or Associates and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, Vice Presidents, Assistant Vice Presidents or Associates, all as of the day and year first above written.

(SEAL)

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By	/s/ Jacqueline M. Richert
Jacqueline M. Richert
Vice President and Treasurer

Attest:

/s/ Vincent A. Mercaldi
Vincent A. Mercaldi
Secretary

(SEAL)

DEUTSCHE BANK TRUST COMPANY AMERICAS,

By	/s/ Chris Niesz
PRINT NAME: CHRIS NIESZ
Vice President

By	/s/ Irinia Golovashchuk
PRINT NAME: IRINA GOLOVASHCHUK
Vice President

Attest:

/s/ Rodney Gaughan
PRINT NAME: RODNEY GAUGHAN
Vice President

STATE OF TEXAS	)
	)	SS
COUNTY OF HARRIS	)

On this 30 day of January, 2023, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Jacqueline M. Richert, to me known, who being by me duly sworn, did depose and say that she is Vice President and Treasurer of SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; that SOUTHERN INDIANA GAS AND ELECTRIC COMPANY has an address of 211 N.W. Riverside Drive, Evansville, Indiana 47708; that she knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that she signed her name thereto by like order; and the said Jacqueline M. Richert acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Debra Huggins
Notary Public

STATE OF NEW YORK	)
	)	SS
COUNTY OF NEW YORK	)

On this 30 day of January, 2023, before me, the undersigned, a notary public in and for the county and state aforesaid, personally came Chris Niesz, to me known, who being by me duly sworn, did depose and say that he resides at 1 Columbus Circle, 17th Floor, NY, NY 10019 and personally came Irina Golovashchuk, to me known, who being by me duly sworn, did depose and say that she resides at 1 Columbus Circle, 17th Floor, NY, NY 10019; that each is, respectively, an Vice President and an Vice President of DEUTSCHE BANK TRUST COMPANY AMERICAS, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that each signed his or her name thereto by like order; and the said Chris Niesz and the said Irina Golovashchuk acknowledged the execution of the foregoing instrument on behalf of the said corporation as the voluntary act and deed of the said corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year first above written.

/s/ Annie Jaghatspanyan
Notary Public

(SEAL)

My Commission Expires: September 3, 2023

My County of Residence is: New York

This instrument was prepared by William M. Libit.

I, William M. Libit, affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law.

Prepared by and upon

recordation return to:

William M. Libit

Chapman and Cutler LLP

320 S. Canal Street

Chicago, Illinois 60606